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                                                                     Exhibit 4.1

                        Form of Common Stock Certificate

                             [Front of Certificate]

CERTIFICATE FOR SHARES                                                  SHARES
OF BENEFICIAL INTEREST
WITHOUT PAR VALUE

THIS CERTIFICATE IS TRANSFERABLE                                SEE REVERSE FOR
IN CLEVELAND OR NEW YORK CITY                               CERTAIN DEFINITIONS



       AN OHIO UNINCORPORATED ASSOCIATION IN THE FORM OF A BUSINESS TRUST

                               REALTY REFUND TRUST

THIS CERTIFIES THAT



IS THE REGISTERED HOLDER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST WITHOUT PAR VALUE, IN Realty ReFund Trust (the "Trust"), an Ohio unincorporated association in the form of a business trust established by Declaration of Trust dated April 28, 1971, as amended from time to time, a copy of which, together with all amendments thereto, is on file with the Recorder of Cuyahoga County, Ohio. The provisions of the Declaration of Trust are hereby incorporated in and made a part of this certificate as fully as if set forth herein in their entirety, to all of which provisions the holder and every transferee or assignee hereof by accepting or holding the same agrees to be bound. SEE REVERSE FOR EXISTENCE OF REDEMPTION AND PROHIBITION OF TRANSFER PROVISIONS GOVERNING THE SHARES REPRESENTED BY THIS CERTIFICATE. This certificate and the shares represented hereby are negotiable and transferable on the books of the Trust by the registered holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned to the same extent as a stock certificate and the shares represented thereby of an Ohio corporation for profit. This certificate is issued by the Trustees of the Trust, acting not individually but as such Trustees, and is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized representatives.

Dated:                                                         [Seal]

         COUNTERSIGNED AND REGISTERED
         NATIONAL CITY BANK, TRANSFER AGENT AND REGISTRAR
         (CLEVELAND, OHIO)                                     CHAIRMAN

         BY:                                                   SECRETARY
                  Authorized Signature.



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         THE DECLARATION OF TRUST PROVIDES THAT THE NAME "REALTY REFUND TRUST"
REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND NO TRUSTEE, SHAREHOLDER, OFFICER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, NOR SHALL RESORT BE HAD TO THEIR PRIVATE PROPERTY FOR THE SATISFACTION OF ANY OBLIGATION OR CLAIM, IN CONNECTION WITH THIS INSTRUMENT, BUT THE TRUST PROPERTY ONLY IS LIABLE.


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                              [Back of Certificate]


                               REALTY REFUND TRUST

     PROVISIONS RELATING TO REDEMPTION AND PROHIBITION OF TRANSFER OF SHARES

         If necessary to effect compliance by the Trust with certain requirements of the Internal Revenue Code, the Shares represented by this certificate are subject to redemption by the Trustees of the Trust and the transfer thereof may be prohibited upon the terms and conditions set forth in the Declaration of Trust. The Trust will furnish a copy of such terms and conditions to the registered holder of this certificate upon request and without charge.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -- as tenants in common        UNIF GIFT MIN ACT--          Custodian
                                                                     (Cust)            (Minor)
         TEN ENT  -- as tenants by the entireties           under the Uniform Gifts to Minors

         JT TEN   -- as joint tenants with right of         Act _________________________
                     survivorship and not as tenants                    (State)
                     in common

     Additional abbreviations may also be used though not in the above list.


            FOR VALUE RECEIVED                hereby sell(s), assign(s), and transfer(s) unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.


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                                                                            Shares of Beneficial
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Interest represented by the within Certificate, hereby irrevocably constituting and appointing

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                                                                                        Attorney


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         to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

         Dated, __________________

                           (Sign here)
                                      ------------------------------------------
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS
                                      WRITTEN UPON THE FACE OF THE CERTIFICATE,
                                      IN EVERY PARTICULAR, WITHOUT
                                      ALTERNATION OR ENLARGEMENT, OR ANY
                                      CHANGE WHATEVER.